UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025
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UL Solutions Inc.
(Exact name of registrant as specified in charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42012 (Commission File Number)	27-0913800 (IRS Employer Identification No)
333 Pfingsten Road Northbrook, Illinois (Address of principal executive offices)		60062 (Zip Code)

Registrant’s telephone number, including area code: (847) 272-8800

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	ULS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Class A Common Stock Offering; Underwriting Agreement
On December 3, 2025, UL Solutions Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the selling stockholder named in Schedule II thereto (the “Selling Stockholder”) and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Selling Stockholder agreed to sell to the Underwriters 12,500,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.001 per share (“Class A common stock”). The Shares were sold at a public offering price of $78.00 per share. In connection with the offering, the Selling Stockholder granted the Underwriters a 30-day option to purchase up to an additional 1,875,000 shares of Class A common stock at the public offering price, less the Underwriters’ discounts and commissions.
On December 5, 2025, the offering closed. The Company did not receive any proceeds from the sale of the Shares in the offering.
The Shares were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to an effective Registration Statement on Form S-3 (File No. 333-289258). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Legal Opinion Letter
A legal opinion letter of Latham & Watkins LLP regarding certain Delaware law issues related to the Class A common stock is attached as Exhibit 5.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of December 3, 2025, by and among the Company, the Selling Stockholder and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (contained in opinion filed as Exhibit 5.1 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UL SOLUTIONS INC.

Date: December 5, 2025	By:	/s/ Ryan D. Robinson
Ryan D. Robinson Executive Vice President and Chief Financial Officer